Exhibit 99.1

FaZe Holdings Inc. Reports Third Quarter 2022 Financial Results

Revenues up 12% year-over-year driven by sponsorship, content and esports

LOS ANGELES, November 14, 2022 – FaZe Holdings Inc. (Nasdaq: FAZE) (“FaZe” or the “Company”), the lifestyle and media platform rooted in gaming and youth culture, today announced its financial results for the third quarter ended September 30, 2022. Summary financial results are included with this press release.

Recent Business Highlights

•	Third quarter sales totaled $14.0 million, an increase of 12% year-over-year

•	Appointed Christoph Pachler Chief Financial Officer

•	Announced partnership renewal with McDonald’s USA

•	Partnered with The Sandbox in inaugural entry to the metaverse, opening the door to a gamified FaZe World that allows users to experience and engage with FaZe Clan and FaZe talent

•	Xfinity became the official internet and mobile partner of FaZe Clan, with plans to celebrate creators and the gaming industry’s biggest moments

•	FaZe Clan’s Rainbow6 team won the Stage 2 Elite Six Cup (Copa Elite Six)

•	FaZe Swagg announced a landmark streaming deal moving exclusively to YouTube

•	Collaborated with RESPAWN to release a line of limited-edition gaming chairs

•	Entered Apex Legends, establishing FaZe Clan’s 12th professional esports team

“Third quarter revenues were up 12% year-over-year as we added new brand sponsorships, grew content revenue and benefitted from the return of live events and strong FaZe team performance in esports. We also saw solid growth in our total reach and YouTube subscriber metrics, which reflects the strength of the FaZe brand,” said Lee Trink, Chief Executive Officer. “Becoming a public company was the catalytic event we expected it to be and more, driving momentum with potential partners and in new business opportunities. We believe we sit at the forefront of enabling the rise of a new generation of creators in an entertainment world where GenZ is assuming primary economic and cultural influence.”

Christoph Pachler, Chief Financial Officer, commented, “To solidify our foundation for growth, we are closely examining opportunities to optimize our cost structure, and have executed on $7 million in annualized savings that we believe will benefit future results. We are focused on optimizing our operating structure to align with our business model and priority growth opportunities; we look forward to providing more detail on that front in 2023.”

Third Quarter Financial Results

Revenues for the third quarter were $14.0 million, an increase of 12% from the prior-year third quarter. The increase in revenue was primarily driven by growth in brand sponsorships, content and esports.

Gross profit for the third quarter increased by 8.2% from the prior-year third quarter to $3.5 million, representing a gross margin of 25.3%. This increase was due to revenue growth in higher-margin business lines, such as sponsorships and esports; FaZe also benefited from the signing of a significant content license in the third quarter.

Operating expenses were $18.4 million, reflecting increased general and administrative expenses, primarily attributable to non-recurring fees relating to the business combination transaction as well as increased headcount and initial recognition of public company-related expenses.

Net loss was $130.6 million, compared with $9.9 million in the prior-year third quarter, due to $116 million loss on debt extinguishment for conversion of Legacy FaZe debt into common stock under the terms of the merger agreement at closing. Adjusted EBITDA loss was $12.0 million in the third quarter, compared with a loss of $7.5 million in the prior-year third quarter.1 Adjusted EBITDA loss reflects employee hiring to support growth as well as public company-related expenses.

Earnings Webcast Information

FaZe Holdings Inc. will host a webcast and Q&A session today at 2:00 p.m. Pacific Time to discuss the Company’s third quarter financial results. The webcast of the conference call can be accessed as follows:

Event: FaZe Holdings Inc. Third Quarter 2022 Earnings Conference Call

Date: Monday, November 14, 2022

Time: 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time)

Webcast: https://events.q4inc.com/attendee/737031907

Toll Free Dial-In: 1 (888) 440-6928

Toll Dial-In: 1 (646) 960-0328

Dial-In Conference ID: 1341513

An archived webcast of the conference call will also be accessible on FaZe Holdings Inc.’s Investor Relations page, https://investor.fazeclan.com.

About FaZe Holdings Inc.:

FaZe Holdings Inc. (Nasdaq: FAZE) is a digital-native lifestyle and media platform rooted in gaming and youth culture, reimagining traditional entertainment for the next generation. Founded in 2010 by a group of kids on the internet, FaZe Clan was created for and by Gen Z and Millennials, and today operates across multiple verticals with transformative content, tier-one brand partnerships, a collective of notable talent, and fashion and consumer products. Reaching over 500 million followers across social platforms globally, FaZe Clan delivers a wide variety of entertainment spanning video blogs, lifestyle and branded content, gaming highlights and live streams of highly competitive gaming tournaments. FaZe Clan’s roster of more than 100 influential personalities consists of engaging content creators, esports professionals, world-class gamers and a mix of talent who go beyond the world of gaming, including NFL star Kyler “FaZe K1” Murray, Lebron “FaZe Bronny” James Jr., Lil Yachty aka “FaZe Boat”, Offset aka “FaZe Offset” and Snoop Dogg aka “FaZe Snoop.” Its gaming division includes 11 competitive esports teams who have won 35 world championships. The content of any website referenced or hyperlinked in this communication is neither incorporated into, nor part of, this communication. For more information, visit www.fazeclan.com, investor.fazeclan.com and follow FaZe Clan on Twitter, Instagram, YouTube, TikTok, and Twitch.

[1]

Adjusted EBITDA is a non-GAAP financial measure. See “Non-GAAP Reconciliation” for our definition of, and additional information about, Adjusted EBITDA and for reconciliation to net loss, the most directly comparable U.S. GAAP financial measure.

FORWARD-LOOKING STATEMENTS:

The information in this communication includes “forward-looking statements” pursuant to the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact included in this communication, regarding the company’s strategy, future operations and financial performance, estimated financial position, estimated revenue and losses, projections of market opportunity and market share, projected costs, prospects, plans and objectives of management are forward-looking statements. These forward-looking statements generally are identified by the words “budget,” “could,” “forecast,” “future,” “might,” “outlook,” “plan,” “possible,” “potential,” “predict,” “project,” “seem,” “seek,” “strive,” “would,” “should,” “may,” “believe,” “intend,” “expects,” “will,” “projected,” “continue,” “increase,” and/or similar expressions that concern strategy, plans or intentions, but the absence of these words does not mean that a statement is not forward-looking. Such statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and are based on the management’s belief or interpretation of information currently available.

These forward-looking statements are based on various assumptions, whether or not identified herein, and on the current expectations of management and are not predictions of actual performance. Because forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions, whether or not identified in this communication, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Many factors could cause actual results and condition (financial or otherwise) to differ materially from those indicated in the forward-looking statements. For a more detailed discussion of such factors, see Item 1A, “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2022 and our other filings with the SEC. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the company. Forward-looking statements speak only as of the date they are made. While FaZe may elect to update these forward-looking statements at some point in the future, FaZe specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing FaZe’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

CONTACTS

Investors

ir@fazeclan.com

Media

chelsey.northern@fazeclan.com

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except shares and per-share information)

(unaudited)

	Three Months Ended September 30,
	2022	2021
Revenues	$14,012	$12,493
Cost of revenues	10,470	11,403

Gross profit	3,542	1,090
Operating expenses:
General and administrative	16,928	8,408
Sales and marketing	1,479	1,109
Impairment of content assets	—	—

Loss from operations	(14,865)	(8,427)
Other (income)/expense:
Interest expense, net	459	1,517
Change in fair value of warrant liabilities	(19)	—
Loss on debt extinguishment	115,292	—
Other, net	1	11

Total other (income)/expense:	115,733	1,528

Net loss	$(130,598)	$(9,955)

Net loss per common share—basic and diluted	$(2.39)	$(0.50)

Weighted-average number of common shares outstanding—basic and diluted	54,590,538	19,949,557

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except shares and per-share information)

(unaudited)

	Nine Months Ended September 30,
	2022	2021
Revenues	$48,621	$37,756
Cost of revenues	34,647	32,278

Gross profit	13,974	5,478
Operating expenses:
General and administrative	39,025	22,720
Sales and marketing	3,557	2,470
Impairment of content assets	1,073	—

Loss from operations	(29,681)	(19,712)
Other (income)/expense:
Interest expense, net	4,491	3,635
Change in fair value of warrant liabilities	(19)	—
Loss on debt extinguishment	115,292	—
Other, net	17	(56)

Total other (income)/expense:	119,781	3,579

Net loss	$(149,462)	$(23,291)

Net loss per common share—basic and diluted	$(4.65)	$(1.24)

Weighted-average number of common shares outstanding—basic and diluted	32,144,653	18,757,552

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except shares)

(unaudited)

	September 30, 2022	December 31, 2021
ASSETS
Current Assets:
Cash	$43,872	$17,018
Accounts receivable, net	18,792	6,266
Contract assets	2,959	4,118
Inventory	—	6
Content asset, net	—	474
Prepaid expenses	8,833	944
Other assets	1,795	5,246

Total Current Assets	76,251	34,072

Restricted cash	600	600
Property, equipment and leasehold improvements, net	3,925	925
Intangible assets, net	947	738
Other long-term assets	679	733

TOTAL ASSETS	$82,402	$37,068

LIABILITIES, MEZZANINE EQUITY AND STOCKHOLDERS’ DEFICIT

LIABILITIES:
Current liabilities:
Accounts payable and accrued expenses	$11,311	$28,381
Short-term debt	—	3,148
Contract liabilities	10,099	7,902
Other current liabilities	—	7

Total Current Liabilities	21,410	39,438

Long-term debt, net of discounts (Note 7)	—	70,854
Warrant liabilities	95	—
Other long-term liabilities	36	—

Total Liabilities	21,541	110,292

COMMITMENTS AND CONTINGENCIES (Note 10)

MEZZANINE EQUITY:
Series A preferred stock, $0.00001 par value; 3,545,529 shares of Legacy FaZe preferred stock authorized at December 31, 2021; 3,237,800 shares of Legacy FaZe preferred stock issued and outstanding at December 31, 2021	—	33,705

STOCKHOLDERS’ DEFICIT:
Preferred stock, $0.0001 par value; 1,000,000 shares of the Company’s preferred stock authorized at September 30, 2022; zero shares of the Company’s preferred stock issued and outstanding at September 30, 2022	—	—
Common stock, $0.0001 par value at September 30, 2022 and December 31, 2021, respectively; 500,000,000 and 71,033,146 shares of common stock authorized at September 30, 2022 and December 31, 2021, respectively; 70,258,004 and 18,841,538 shares of common of stock issued and outstanding at September 30, 2022 and December 31, 2021, respectively	7	2
Additional paid-in capital	322,724	5,477
Accumulated deficit	(261,870)	(112,408)

Total Stockholders’ Deficit	60,861	(106,929)

TOTAL LIABILITIES, MEZZANINE EQUITY, AND STOCKHOLDERS’ DEFICIT	$82,402	$37,068

NON-GAAP RECONCILIATION

This earnings release includes Adjusted EBITDA, which is a non-GAAP measure. Adjusted EBITDA is defined as net loss before share-based compensation expense, foreign currency gains and losses, interest expense, loss on extinguishment of debt, depreciation and amortization, impairment of content assets, and change in the fair value of warrant liabilities and other net income and expense. Adjusted EBITDA is used by the FaZe board and management as a key factor in determining the quality of our earnings (loss).

Adjusted EBITDA is a performance measure that we believe is useful to investors and analysts because it helps illustrate certain underlying financial and business trends relating to our core, recurring results of operations and also enhances comparability between periods.

Adjusted EBITDA is not a recognized measure under U.S. GAAP and is not intended to be a substitute for any U.S. GAAP financial measure and, as calculated, may not be comparable to other similarly titled measures of performance of other companies in other industries or within the same industry. Investors should exercise caution in comparing our non-GAAP measure to any similarly titled measure used by other companies. This non-GAAP measure excludes certain items required by U.S. GAAP and should not be considered as alternatives to information reported in accordance with U.S. GAAP.

The table below presents our adjusted EBITDA, reconciled to our net loss, the most directly comparable U.S. GAAP financial measure, for the periods indicated.

	For the Nine Months Ended September 30,
($ in thousands)	2022	2021
Net loss	$(149,462)	$(23,291)
Adjusted for:
Stock base compensation expense	4,996	655
Foreign currency gains and losses	3	—
Interest expense, net	4,491	3,635
Loss on extinguishment of debt	115,292	—
Depreciation and amortization of intangible assets and property plant and equipment	1,230	675
Impairment of content assets	1,073	—
Change in the fair value of warrant liabilities	(19)	—
Other income and expense, net	17	(56)

Adjusted EBITDA	$(22,379)	$(18,382)

	For the Three Months Ended September 30,
($ in thousands)	2022	2021
Net loss	$(130,598)	$(9,955)
Adjusted for:
Stock base compensation expense	2,337	655
Foreign currency gains and losses	3	—
Interest expense, net	459	1,517
Loss on extinguishment of debt	115,292	—
Depreciation and amortization of intangible assets and property plant and equipment	567	241
Impairment of content assets	—	—
Change in the fair value of warrant liabilities	(19)	—
Other income and expense, net	1	11

Adjusted EBITDA	$(11,958)	$(7,531)

While not included in the adjustments above, management also removes certain expenses for internal reporting purposes, as they are unpredictable and not considered core to our operations. These expense adjustments that are utilized for internal reporting purposes include expenses related to legal settlements, legal fees outside of the ordinary course of business, and severance. For the three and nine months ended September 30, 2022, legal settlements were immaterial. For the three and nine months ended September 30, 2021, legal settlements totaled $0.2 million. For the three and nine months ended September 30, 2022 and September 30, 2021, legal fees outside of the ordinary course of business totaled $0.1 million and $0.2 million, and $0.9 million and $1.6 million, respectively. For the three and nine months ended September 30, 2022, severance expenses were immaterial. For the three and nine months ended September 30, 2021, severance expenses totaled $0.2 million and $0.5 million respectively.